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Exhibit 99.01

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re:	Case Number: 00-1983
GST Telecommunications, Inc. (Consolidated Report includes all Debtors shown on the attached list)	Chapter 11
Debtor
FOR THE PERIOD: 5/17/00 TO 6/30/00

CONSOLIDATED OPERATING REPORT
DECLARATION UNDER PENALTY OF PERJURY OF
DONALD A. BLOODWORTH, ON BEHALF OF THE CORPORATION

I, Donald A. Bloodworth, Senior Vice President and Chief Financial Officer of GST Telecommunications, Inc. (and all related entities shown on the attached list), the above-captioned debtor and debtor in possession, (the Debtor), declare under penalty of perjury that I have reviewed the Debtor's Consolidated Operating Report and that it is true and correct to the best of my knowledge, information and belief.

Although every effort has been made to make the Consolidated Operating Report accurate and complete, because of the magnitude and complexity of the task, inadvertent errors or omissions may exist.

Dated:
Donald A. Bloodworth Senior Vice President and Chief Financial Officer

Consolidated Operating Report includes all of the following:

Case Number	Company	Non-Operating
00-1982	GST Telecom Inc.
00-1983	GST Telecommunications, Inc.
00-1984	GST USA, Inc.
00-1985	GST Pacific Lightwave, Inc.
00-1986	GST Telecom California, Inc.
00-1987	GST Tucson Lightwave, Inc.
00-1988	GST Telecom Hawaii, Inc.
00-1989	GST Telecom New Mexico, Inc.
00-1990	GST Telecom Texas, Inc.
00-1991	GST Telecom Nevada, Inc.
00-1992	GST Telecom Idaho, Inc.
00-1993	GST Telecom Washington, Inc.
00-1994	GST Realco, Inc.
00-1995	GST Net, Inc.
00-1996	GST Net (AZ), Inc.	X
00-1997	GST Telecom Micronesia, Inc.	X
00-1998	GST Hui Keleka'a'ke, Inc.	X
00-1999	GST Internet, Inc.	X
00-2000	GST Telecom Utah, Inc.
00-2001	HOL Development, Inc.	X
00-2002	GST Telecom Oregon, Inc.
00-2003	GST International, Inc.	X
00-2004	Wasatch International Network Services, Inc.
00-2005	International Telemanagement Group, Inc.	X
00-2006	GST SwitchCo, Inc.
00-2007	GST Equipco, Inc.
00-2008	GST Home, Inc.
00-2009	GST Telecom Colorado, Inc.
00-2010	GST Construction, Inc.
00-2011	GST Government Systems, Inc.
00-2012	GST Equipment Funding, Inc.
00-2013	Vietelco, Inc.
00-2014	GST Call America, Inc.
00-2015	TriStar Residential Communications Corp.	X
00-2016	TotalNet Communications Corp.
00-2017	GST Telecom Arizona, Inc.
00-2018	GST Action Telecom, Inc.
00-2019	GST Universal, Inc.
00-2020	GST Telecom Pacific, Inc.
00-2021	GST Whole Earth Networks, Inc.
00-2022	GST Network Funding, Inc.
00-2023	ICON Communications Corp.
00-2024	KLP, Inc.
00-2025	GST Transfer, Inc.

Index

A.	Summary of Financial Status
B.	Consolidated Balance Sheet
C.	Consolidated Statement of Operations
D.	Consolidated Statement of Cash Flows
E.	Accounts Receivable and (Net) Payable
F.	Pre-Petition Liabilities
G.	Summary of Funds Held at End of Month

Schedule A
Summary of Financial Status

At the end of this reporting month:		Yes	No
1.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)		X

2.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X

3.	If the answer is yes to 1 or 2, were all such payments approved by the court?	N/A	N/A

4.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X

5.	Is the estate insured for replacement cost of assets and for general liability?	X

6.	Are a plan and disclosure statement on file?		X

7.	Was there any post-petition borrowing during this reporting period?		X

8.	Check if paid:
	Post Petition Taxes	X

	U.S. Trustee Quarterly Fees	N/A (a)

Check if filing is current for:
	Post-petition tax reporting and tax returns	X

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
Note:
(a) No US Trustee quarterly fees due at this time.

Schedule B
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED BALANCE SHEET
(IN THOUSANDS)
(UNAUDITED)

As of June 30, 2000
ASSETS
Current assets:
Cash and cash equivalents	$29,392
Accounts receivable, net	40,708
Construction contracts receivable	35,127
Investments	910
Prepaid and other current assets	10,035

Total current assets	116,172

Restricted investments	3,457
Property, plant and equipment	994,929
less accumulated depreciation	(151,169)

843,760
Other assets	130,288
less accumulated amortization	(56,187)

74,101
$1,037,490

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$7,780
Accrued expenses	19,058
Deferred revenue	11,733

Total current liabilities	38,571

Liabilities subject to compromise	1,319,713
Other liabilities	5,460
Redeemable preference shares	74,008
Shareholders' deficit:
Common shares	251,112
Accumulated deficit	(651,374)

Total shareholders' deficit	(400,262)

$1,037,490

Schedule C
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(IN THOUSANDS)
(UNAUDITED)

For the Period May 17, 2000 through June 30, 2000
Revenue:
Telecommunication services	$26,118
Construction, facility sales and other	3,586
Product	—

29,704

Operating costs and expenses:
Network expenses	16,227
Facilities administration and maintenance	2,972
Cost of construction revenues	2,428
Cost of product revenues	—
Selling, general and administrative	15,792
Depreciation and amortization	9,969

47,388

Loss from operations	(17,684)

Other expenses (income):
Interest income	(242)
Interest expense, net of amounts capitalized	647
Other	(30)

375

Net loss	$(18,059)

Schedule D
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

For the Period May 17, 2000 through June 30, 2000
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(18,059)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	10,311
Changes in non-cash operating working capital:
Accounts receivable	(6,176)
Construction contracts receivable	(1,158)
Prepaids expenses and other current assets	1,475
Accounts payable and accrued liabilities	18,032
Deferred revenue	5,063

Net cash provided by operating activities	9,488
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	(3,809)
Purchase of other assets	(919)
Change in investments restricted for fixed asset purchases	(23)

Net cash used in investing activities	(4,751)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long term debt	—
Principal payments on long term debt and capital leases	—
Issuance of common shares, net	—
Change in investments restricted to finance interest payments	—

Net cash provided by financing activities	—

Net increase in cash and cash equivalents	4,737
Cash and cash equivalents at beginning of period	24,655

Cash and cash equivalents at end of period	$29,392

Schedule E
Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Notes	Accounts Receivable [Pre and Post Petitional]	Accounts Payable [Post Petitional]	Past Due Post Petition Debt
0-30 Days		$22,392,621	$5,838,082

31 - 60 Days		12,406,458	1,658,719

61 - 90 Days	(1)	5,641,472	281,710	$0

91 + Days	(1)	9,115,178	1,820

Total accounts receivable/payable		$49,555,729	$7,780,331

Allowance for doubtful accounts		$(8,847,813)

Accounts receivable (net)		$40,707,916

Notes:

(1)
Accounts Payable balances greater than 61 Days reflect original invoice dates prior to the filing, but receipt of supplies/services post-filing.

Schedule F
Pre-Petition Liabilities

List of Claims for Each Classification	Claimed Amount
Secured claims (a)	$744,434,238
Priority claims other than taxes (b)	5,161,380
Priority tax claims (c)	3,591,613
General Unsecured Claims (d)	566,525,777

$1,319,713,008

(a)
The estimate of secured claims reflects the amounts due to known secured creditors. Such amounts may be over or under-secured. The estimate does not include potentially valid lien and other claims filed outside of existing normal contractual arrangements.

(b)
The estimate mainly reflects GST's initial accruals for payroll, vacation and deposits. The debtor has obtained Orders from the Court allowing certain items within these amounts to be paid as part of ongoing operations.

(c)
The estimate mainly reflects GST's initial accruals for property taxes and sales taxes. The debtor has obtained Orders from the Court allowing certain items within these amounts to be paid as part of ongoing operations.

(d)
The estimate reflects the debtor's most recent estimate of the total value of liabilities due to third parties that have been affected by the Chapter 11 proceedings.

  No amounts have currently been formally allowed within the Chapter 11 proceedings.

Schedule G
Summary of Funds Held at End of Month

Name	Filing #	Bank Account #	Bank Name	Account Purpose	Balance at 5/17/00	Receipts	Disbursements	Balance at 6/30/00
GST Telecommunications, Inc.	00-1983	136-842-2	Royal Bank of Canada	General/Payroll	17,522	—	(1,842)	15,680
	00-1983	5U6-343858	Black & Company	ESOP	69,535	—	(66,999)	2,535

					87,056	—	(68,841)	18,215

GST USA, Inc.	00-1984	54245352	Bank of America	Market Rate Savings	—	—	—	—
	00-1984	238	Morgan Stanley Asset Mgmt	General Acct	11,358,276	90,166	(1,840)	11,446,602
	00-1984	69752707	Bank of America	Transfer Acct	2,037,024	9,577,365	(9,278,928)	2,335,461
	00-1984	861646	Nations Fund	Investment Acct	2,000,000	—	(2,000,000)	—
	00-1984	861646	Nations Fund	Cash Reserves Capital Fund	1,176,412	14,499,094	(4,000,000)	11,675,506

					16,571,712	24,166,625	(15,280,768)	25,457,569

GST Network Funding, Inc.	00-2022	68795012	Bank of America	Network funding	43,694	—	(43,711)	(18)

					43,694	—	(43,711)	(18)

GST Action Telecom, Inc.	00-2018	1003698801	First National Bank of Abilene	Action	—	—	—	—
	00-2018	1099899718	First National Bank of Abilene	Action	—	—	—	—
	00-2018	1800441801	First National Bank of Abilene	Action	—	—	—	—
	00-2018	62006140081	American State Bank	Action	433,952	—	(433,952)	—

					433,952	—	(433,952)	—

GST Net, Inc.	00-1995			Petty Cash	45	—	—	45
	00-1995	68365717	Bank of America	Net Lockbox	18,198	26,021	(20,000)	24,220
	00-1995	68622109	Bank of America	NET Tax Acct	54	35,758	—	35,812
	00-1995	1260928002	Huntington National Bank	ITG/Net Lockbox	58,052	1,539	—	59,591
	00-1995	1260931756	Huntington National Bank	Debit card	—	10,525	(10,525)	—
	00-1995	0025-6420-0667	Bank of America	TOC/Xiex Lockbox	323,739	6,875	—	330,614
	00-1995	0025-6400-0668	Bank of America	TOC/Xiex Lockbox	—	—	—	—
	00-1995	0025-6410-0696	Bank of America	TOC/Xiex Lockbox	—	—	—	—

					400,089	80,718	(30,525)	450,282

Wasatch International Network Services, Inc.	00-2004	081-15469-2	Zions Bank	Old Wins Acct	6,287	—	—	6,287
	00-2004	041-02357-3	Zions Bank	Old Wins Acct	—	—	—	—

					6,287	—	—	6,287

GST Telecom Inc.	00-1982			Petty Cash	3,504	—	—	3,504
	00-1982			Petty Cash	500	—	—	500
	00-1982	68365808	Bank of America	Telecom Gen Acct	—	—	—	—
	00-1982	69736304	Bank of America	ZBA Telecom Gen Acct	537,808	—	—	537,808
	00-1982	69736304	Bank of America	ZBA Telecom Gen Acct	4,125,244	17,044,678	(22,133,314)	(963,392)
	00-1982	69710317	Bank of America	ZBA Telecom P/R Acct	752,299	8,025,391	(8,057,983)	719,707
	00-1982	68996206	Bank of America	A/P account	—	7,411,470	(8,682,357)	(1,270,887)
	00-1982	68996115	Bank of America	General Account	—	29,952,277	(27,944,907)	2,007,370

					5,419,356	62,433,816	(66,818,561)	1,034,611

GST Telecom Washington, Inc.	00-1993			Petty Cash	1,000	—	—	1,000
	00-1993	68488410	Bank of America	WA Business Ckg	—	—	—	—
	00-1993			Misc.	(427)	—	—	(427)
	00-1993	68746502	Bank of America	ZBA General Acct	(12,331)	155,043	(269,826)	(127,114)

					(11,759)	155,043	(269,826)	(126,541)

GST Telecom Oregon, Inc.	00-2002			Petty Cash	500	—	—	500
	00-2002	68738418	Bank of America	Oregon Bus Ckg.	—	—	—	—

					500	—	—	500

GST Telecom Idaho, Inc.	00-1992			Petty Cash	500	—	—	500
	00-1992	66423211	Bank of America	Idaho Bus Ckg	—	—	—	—

					500	—	—	500

GST Telecom California, Inc.	00-1986			Petty Cash	3,480	—	(121)	3,359
	00-1986	1489-0-02917	Bank of America	Sacramento Bus Ckg	—	2,874	(2,874)	—
	00-1986	1489-6-02339	Bank of America	Fresno Bus Ckg	—	2,821	(2,821)	—
	00-1986	1489-6-02315	Bank of America	Lockbox	23,080	10,640	—	33,720

					26,560	16,334	(5,815)	37,079

GST Whole Earth Networks, Inc.	00-2021			Petty Cash	1,893	—	—	1,893
	00-2021	68427202	Bank of America	old Internet Lockbox	515	104	(1,000)	(381)
	00-2021	0001-076280	Bank of Hawaii	old Internet Lockbox	20,241	239	—	20,480
	00-2021	506376789	West America	HOL General Acct	279,800	352,557	—	632,358

					302,449	352,900	(1,000)	654,350

GST Call America, Inc.	00-2014			Petty Cash	300	—	—	300
	00-2014		Midstate Bank	SLO Petty Cash	—	—	—	—
	00-2014	1863371	Santa Lucia Bank	SLO Bus Ckg	—	—	—	—
	00-2014	1863371	Santa Lucia Bank	SLO Bus Ckg	—	—	—	—
	00-2014	1425153	Santa Lucia Bank	SLO General Acct	466,389	239,312	(22,570)	683,131

					466,689	239,312	(22,570)	683,431

GST Pacific Lightwave, Inc.	00-1985			Petty Cash	2,500	—	—	2,500
	00-1985	1489-8-02338	Bank of America	Riverside Bus Ckg	—	1,442	(1,442)	—
	00-1985	1489-5-02740	Bank of America	Rialto Bus Ckg	—	951	(951)	—
	00-1985	1489-3-02307	Bank of America	General Acct	133,148	167,550	(2,755)	297,943
	00-1985	1489-5-02306	Bank of America	ZBA	—	—	—	—

					135,648	169,943	(5,148)	300,443

GST Telecom Arizona, Inc.	00-2017			Petty Cash	1,650	—	—	1,650
	00-2017	0000-2201-4702	Bank of America	TLI Bus Ckg	—	1,812	(1,812)	—
	00-2017	0098-5505-7720	Bank of America	Call Am Phx Bus Ckg	—	—	—	—
	00-2017	14896-02377	Bank of America	TLI General Acct	—	—	—	—
	00-2017	14894-02378	Bank of America	TLI General Acct	—	—	—	—
	00-2017	194722	Bank of Denver	Intertel Greenstar	110,304	—	—	110,304
	00-2017	631-3601170	Norwest Bank	Call Am Phx	74,679	—	—	74,679

					186,633	1,812	(1,812)	186,633

GST Telecom New Mexico, Inc.	00-1989			Petty Cash	826	—	—	826
	00-1989	20533-91895	B of A Albuquerque	NM Bus Ckg	—	—	—	—
	00-1989	2025492520	Bank of Albuquerque	NM Bus Ckg	1,341	1,855	(2,236)	961
	00-1989	14899-02380	Bank of America	NM General Acct	—	121	(121)	—

					2,167	1,976	(2,357)	1,786

GST Telecom Texas, Inc.	00-1990			Petty Cash	565	—	—	565
	00-1990	120979	Southwest Bank of Texas	Sweeps from Lockbox acct	65,891	170,996	(15,000)	221,887
	00-1990	73520	Southwest Bank of Texas	Lockbox	—	—	—	—
	00-1990	35173	Southwest Bank of Texas	Tax Acct	—	—	—	—
	00-1990				—	—	—	—

					66,456	170,996	(15,000)	222,452

GST Home, Inc.	00-2008	68539915	Bank of America	Home General Acct	—	—	—	—

					—	—	—	—

GST Telecom Hawaii, Inc.	00-1988			Petty Cash	500	—	—	500
	00-1988	0002-681730	Bank of Hawaii	HI Bus Ckg	—	5,072	(5,072)	—
	00-1988	0094-001706	Bank of Hawaii	General Acct	—	—	—	—
	00-1988	0001-094521	Bank of Hawaii	General Acct	470,348	81,285	(110,870)	440,763

					470,848	86,357	(115,942)	441,263

GST Telecom Pacific, Inc.	00-2020			Petty Cash	300	—	—	300
	00-2020	101252209	Bank of Guam	Guam Bus Ckg	482	—	—	482
	00-2020	0038-09050-0	Bank of Hawaii	Acct Closed 11/99	—	—	—	—
	00-2020	0038-074105	Bank of Hawaii	Sprint International Acct	22,160	—	(22,160)	—
	00-2020	03-062368	First Hawaiian Bank	General Acct	—	—	—	—
	00-2020	117072	Citi Bank	Guam Bus Ckg	1,178	—	(1,179)	(1)
	00-2020	124010	Citi Bank	NIB Ckg	—	—	—	—
	00-2020	101251480	Bank of Guam	General Acct	21,472	—	—	21,472
	00-2020	101251471	Bank of Guam	General Acct	683	—	—	683
	00-2020	200026270	Citizens Security Bank	General Acct	—	13,588	(13,588)	—

					46,274	13,588	(36,927)	22,936

TOTAL					$24,655,111	$87,889,420	$(83,152,755)	$29,391,776
Inter-bank transfers						$55,554,956	$(55,554,956)
Net						$32,334,464	$(27,597,799)

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Consolidated Operating Report includes all of the following
Index
Schedule A Summary of Financial Status
Schedule B GST TELECOMMUNICATIONS, INC. CONSOLIDATED BALANCE SHEET (IN THOUSANDS) (UNAUDITED)
Schedule C GST TELECOMMUNICATIONS, INC. CONSOLIDATED STATEMENT OF OPERATIONS (IN THOUSANDS) (UNAUDITED)
Schedule D GST TELECOMMUNICATIONS, INC. CONSOLIDATED STATEMENT OF CASH FLOWS (IN THOUSANDS) (UNAUDITED)
Schedule E Accounts Receivable and (Net) Payable
Schedule F Pre-Petition Liabilities
Schedule G Summary of Funds Held at End of Month